Long-Term Notes	12 Months Ended
Dec. 31, 2020
Financial Instruments [Abstract]
Long-Term Notes	CREDIT FACILITIES

	December 31, 2020	December 31, 2019
Credit facilities - U.S. dollar denominated (1)	$140,815	$206,144
Credit facilities - Canadian dollar denominated	510,358	300,327
Credit facilities - principal (2)	$651,173	$506,471
Unamortized debt issuance costs	(1,952)	(1,059)
Credit facilities	$649,221	$505,412
(1)U.S. dollar denominated credit facilities balance was US$110.4 million as at December 31, 2020 (December 31, 2019 - US$159.0 million).
(2)The increase in the principal amount of the credit facilities outstanding from December 31, 2019 to December 31, 2020 is the result of net draws of $145.0 million and a decrease in the reported amount of U.S. denominated debt of $0.3 million due to foreign exchange.

Baytex has US$575 million of revolving credit facilities (the "Revolving Facilities") and a $300 million non-revolving secured term loan (the "Term Loan") (collectively the "Credit Facilities"). On March 3, 2020, Baytex amended its Credit Facilities to extend maturity from April 2, 2021 to April 2, 2024. These facilities will automatically be extended to June 4, 2024 providing Baytex has either refinanced, or has the ability to repay, the outstanding 2024 long-term notes with existing credit capacity as of April 1, 2024.
The extendible secured Revolving Facilities are comprised of a US$50 million operating loan and a US$325 million syndicated revolving loan for Baytex and a US$200 million syndicated revolving loan for Baytex's wholly-owned subsidiary, Baytex Energy USA, Inc. The $300 million Term Loan is secured by the assets of Baytex's wholly-owned subsidiary, Baytex Energy Limited Partnership.

The Credit Facilities are not borrowing base facilities and do not require annual or semi-annual reviews. The Credit Facilities contain standard commercial covenants in addition to the financial covenants detailed below. There are no mandatory principal payments required prior to maturity which could be extended upon Baytex's request. Advances (including letters of credit) under the Credit Facilities can be drawn in either Canadian or U.S. funds and bear interest at the bank’s prime lending rate, bankers’ acceptance discount rates or London Interbank Offered Rates ("LIBOR"), plus applicable margins.

The LIBOR benchmark will no longer be published after December 31, 2021. We expect the LIBOR benchmark to be replaced with an alternative that will apply to our U.S. dollar borrowing at our option. We do not expect this change to have a material impact to Baytex as U.S. dollar borrowings under the credit facilities can also bear interest at the U.S. base loan rate.

At December 31, 2020, Baytex had $15.0 million of outstanding letters of credit (December 31, 2019 - $15.2 million) under the Credit Facilities.

At December 31, 2020, Baytex was in compliance with all of the covenants contained in the Credit Facilities and is forecasting compliance with these covenants based on current forward prices. The following table summarizes the financial covenants applicable to the Revolving Facilities and Baytex's compliance therewith as at December 31, 2020.

Covenant Description	Position as at December 31, 2020	Covenant
Senior Secured Debt (1) to Bank EBITDA (2) (Maximum Ratio)	1.6:1.0	3.5:1.0
Interest Coverage (3) (Minimum Ratio)	3.9:1.0	2.0:1.0
(1)"Senior Secured Debt" is defined as the principal amount of the credit facilities and other secured obligations identified in the credit agreement. As at December 31, 2020, the Company's Senior Secured Debt totaled $666.2 million which includes $651.2 million of principal amounts outstanding and $15.0 million of letters of credit.
(2)"Bank EBITDA" is calculated based on terms and definitions set out in the credit agreement which adjusts net income or loss for financing and interest expenses, income tax, non-recurring losses, certain specific unrealized and non-cash transactions (including depletion, depreciation, exploration and evaluation expenses, impairment, deferred income tax expense or recovery, unrealized gains and losses on financial derivatives and foreign exchange and share-based compensation) and is calculated based on a trailing twelve month basis including the impact of material acquisitions as if they had occurred at the beginning of the twelve month period. Bank EBITDA for the twelve months ended December 31, 2020 was $414.9 million.
(3)"Interest coverage" is computed as the ratio of Bank EBITDA to financing and interest expense, excluding accretion of debt issue costs and asset retirement obligations, and is calculated on a trailing twelve month basis. Financing and interest expenses, excluding accretion of debt issue costs and asset retirement obligations, for the twelve months ended December 31, 2020 were $106.1 million.
LONG-TERM NOTES

	December 31, 2020	December 31, 2019
5.125% notes (US$400,000 – principal) due June 1, 2021	$—	$518,600
6.625% notes ($300,000 – principal) due July 19, 2022	—	300,000
5.625% notes (US$400,000 – principal) due June 1, 2024	510,200	518,600
8.75% notes (US$500,000 – principal) due April 1, 2027	637,750	—
Total long-term notes - principal (1)	$1,147,950	$1,337,200
Unamortized debt issuance costs	(15,082)	(9,025)
Total long-term notes - net of unamortized debt issuance costs	$1,132,868	$1,328,175
(1)The decrease in the principal amount of long-term notes outstanding from December 31, 2019 to December 31, 2020 is the result of principal repayments of $830.4 million, the issuance of $664.7 million aggregate principal amount and changes in the reported amount of U.S. denominated debt of $23.6 million.

On February 5, 2020, Baytex issued US$500 million aggregate principal amount of senior unsecured notes due April 1, 2027 bearing interest at a rate of 8.75% per annum payable semi-annually (the "8.75% Senior Notes"). The 8.75% Senior Notes are redeemable at Baytex's option, in whole or in part, at specified redemption prices after April 1, 2023 and will be redeemable at par from April 1, 2026 to maturity. Transaction costs of $12.5 million were incurred in conjunction with the issuance which resulted in net proceeds of $652.2 million.

On February 20, 2020, Baytex used a portion of the net proceeds from the issuance of the 8.75% Senior Notes to complete the early redemption of the US$400 million principal amount of the 5.125% senior unsecured notes due June 1, 2021 at par plus accrued interest. The principal payment was $530.4 million.
On March 5, 2020, Baytex completed the early redemption of the $300 million principal amount of the 6.625% senior unsecured notes due July 19, 2022 at 101.104% of the principal amount plus accrued interest. The principal payment was $300.0 million plus early redemption expense of $3.3 million.

The long-term notes do not contain any significant financial maintenance covenants but do contain a debt incurrence covenant that restricts the Company's ability to raise additional debt beyond the existing Credit Facilities and long-term notes.